UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 2008

                          PERF-GO GREEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                      333-141054               20-3079717
(State or Other Jurisdiction    (Commission File          (I.R.S. Employer
    of Incorporation)               Number)             Identification Number)

                                645 Fifth Avenue
                            New York, New York 10022
               (Address of principal executive offices) (zip code)

                                 (212) 848-0253
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Adam P. Silvers, Esq.
                         Ruskin Moscou Faltischek, P.C.
                               1425 RexCorp Plaza
                            Uniondale, New York 11556
                              Phone: (516) 663-6600
                               Fax: (516) 663-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01 Entry into a Material Definitive Agreement.

     On June 11, 2008, Perf-Go Green Holdings, Inc. (the "Registrant" or the "Company") consummated the second closing (the "Second Closing") of a private placement offering (the "Offering") pursuant to which it issued to accredited investors (the "Investors"), 10% senior secured convertible debentures in an aggregate principal amount of $3,175,000 (the "Notes"), and warrants to purchase a total of 4,233,333 shares of the Company's common stock (the "Warrants") at an exercise price of $1.00 per share. The Warrants may be exercised for a period of five years. The Registrant consummated the initial closing on May 13, 2008 (the "First Closing"). For additional information on the initial closing, see the Registrant's report on Form 8-K filed on May 13, 2008. The gross proceeds of the Offering to the Registrant was $4,969,757. The investors with respect to the First Closing and the investors with respect to the Second Closing are collectively referred to herein as the "Investors" and individually as "Investor." The Note, Warrant, Registration Rights Agreement and Security Agreement executed in the First Closing were modified for the Second Closing to be on the same terms as the Transaction Documents executed for the Second Closing. All the investors issued Notes and Warrants at the First Closing: (i) executed an amended Registration Rights Agreement and amended Security Agreement and (ii) were reissued Notes and Warrants, all on the same terms granted to the investors in the Second Closing. The Notes and Warrants issued to the investors in the First Closing were cancelled.

     The Company agreed to pay vFinance Investments, Inc., the placement agent ("Placement Agent") for the Offering, a fee equal to (i) 10% of the gross proceeds received by the Company payable at each Closing for the Offering; (ii) 10% of the cash held by the Company which will be available to the Company as a result of the Share Exchange, which was paid at the First Closing; (iii) warrants equal to 10% of the number of shares of common stock into which the Notes are initially convertible into at the First Closing and each additional Closing; and (iv) 420,000 Warrants. All Placement Agent warrants are exercisable at $1.00 per share, for a period of five years from the closing. The Company agreed to reimburse the Placement Agent for its out-of-pocket expenses
(including attorneys' fees) incurred in connection with the Offering. The Company expects to use the proceeds for general working capital purposes and marketing related expenses.

     In effecting the Offering, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Company did not engage in any public advertising or general solicitation in connection with this transaction. The Company provided certain Investors with disclosure of the material aspects of its business, including providing such Investors with its reports filed with the SEC, access to its auditors, and other financial, business, and corporate information. The Company also provided certain Investors with a presentation, a copy of which is included as Exhibit 99.1 herein and is incorporated herein by reference in its entirety (the "Presentation").

     Each Investor represented to the Company that it was an "accredited investor" as defined under Regulation D under the Securities Act of 1933, as amended.






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

     To complete the Offering, the Company entered into several agreements, including the following (the Notes, Warrants, Registration Rights Agreement and Security Agreement collectively referred to herein as the "Transaction Documents"), each of which is discussed in more detail below:


o    a Subscription Agreement,


o    Notes,


o    Warrant,


o    Registration Rights Agreement, and


o    Security Agreement.


Subscription Agreement

     The Company agreed to enter into a Subscription Agreement with respect to one of the investors in the Second Closing, a copy of which is included as
Exhibit 10.5 herein and is incorporated herein by reference in its entirety. The Company made certain customary representations and warranties regarding its organization and business and the Offering and received certain customary representations and warranties from the investor. The Company made certain covenants to the investor to: (i) timely comply with all Securities Exchange Act of 1934 reporting requirements, (ii) not disseminate any material, nonpublic information received from the Company to the investor, (iii) to comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, and (iv) to maintain a system of internal accounting controls. The Company also granted the investor in the Offering the right to participate in subsequent financings for a period of two years up to a specified amount. The remaining Investors entered into a subscription agreement substantially in the form of subscription agreement filed as Exhibit 10.9 to the Registrant's report on Form 8-K filed on May 13, 2008.

10% Senior Secured Convertible Debenture

     Under certain circumstances, the Note holders are entitled to have their conversion price adjusted to correspond to common stock holders' rights to any stock dividend, stock split, stock combination or reclassification of shares. The $0.75 conversion price (the "Fixed Conversion Price") may also be adjusted if the Company issues shares of its capital stock, or securities convertible, exercisable or exchangeable into capital stock at a price of less than the Fixed Conversion Price.

     The Notes are convertible into shares of the Company's common stock at the option of the holder and bear interest at a rate of 10% per annum and they will mature three years from the date of issue unless previously paid. Interest payments are to be made quarterly and may be paid, at the option of the Company, in cash or, subject to certain equity conditions, the Company's common stock. A form of Note is included as Exhibit 10.1 herein and is incorporated herein by reference in its entirety.

Security Agreement

     As security for the payment of the obligations represented by the Notes, the Company also entered into a Security Agreement and granted the Investors a first priority security interest in substantially all of the Company's assets, subject to limited and specified exceptions. The Company also agreed, among




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other  things,  not to incur any  additional  indebtedness  except under limited
circumstances   and   subject  to  certain   conditions,   including   unsecured
indebtedness  to  trade  creditors;   taxes  and  other  governmental   charges;
negotiable instruments; performance bonds, bid bonds, appeal bonds, completion bonds, surety bonds, completion guarantees, security deposits and similar obligations; letters of credit; lease or similar obligations; indebtedness of a Person that becomes a subsidiary; Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Holder which does not exceed $250,000 in the aggregate outstanding at any time. A form of Security Agreement is included as Exhibit 10.3 herein and is incorporated herein by reference in its entirety.

Warrants

     The Warrants issued to the Investors are exercisable for five years from the date of issuance at an initial price of $1.00 per share, subject to adjustment as provided for therein. The Warrant includes certain anti-dilution provisions. In addition, it provides the Warrant Holder may not exercise such Warrant, to the extent that after giving effect to such exercise, such Holder, or their affiliates would beneficially own in excess of 4.99% of the shares of the Company's Common Stock outstanding immediately after giving effect to such exercise, which may be increased to 9.99% at the option of the Warrant Holder upon 61 days notice. A form of Warrant is included as Exhibit 10.2 herein and is incorporated herein by reference in its entirety.

Registration Rights Agreement

     As noted above, the Company entered into a Registration Rights Agreement with the Investors. As a result, the Company has an obligation to prepare and file with the SEC within 60 calendar days of the first Closing a registration statement to register the common stock underlying the Notes and the Warrants. The Company also agreed to reimburse Investors holding 2,000,000 or more in Notes for certain expenses incurred in connection with their review of such registration statements. The Company will also be subject to certain penalties if it fails to file or cause the registration statement to "go effective" within certain prescribed periods. In the event the Company fails to meet such filing deadlines, the Company shall pay each Investor as damages 1.25% of the aggregate purchase price paid by such Investor and shall pay each Investor such amount on a monthly basis until such failure is cured. In no event shall such damages exceed 15% of the aggregate subscription amount paid by the Investor. A form of Registration Rights Agreement is included as Exhibit 10.4 herein and is incorporated herein by reference in its entirety.

                           Qualification of Summaries


     THE FOREGOING DESCRIPTIONS OF THE TRANSACTION DOCUMENTS ARE MERELY SUMMARIES, AND ARE NOT INTENDED TO BE COMPLETE. THE TRANSACTION DOCUMENTS ARE EACH FILED AS EXHIBITS TO THIS CURRENT REPORT ON FORM 8-K, AND THE FULL TEXT OF EACH SUCH EXHIBIT IS INCORPORATED HEREIN BY REFERENCE IN ITS ENTIRETY AND THE SUMMARIES DISCUSSED ABOVE ARE QUALIFIED IN FULL BY THE FULL TEXT OF SUCH EXHIBITS.




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                           Forward Looking Statements

Certain statements contained in the Presentation are not historical facts and are considered "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge prospective investors in the Company to be cautious of such statements and information, that such statements, which are contained in the Presentation, reflected our current beliefs at the time such statements were made with respect to future events and involve known and unknown risks, uncertainties, and other factors affecting our operations, market growth, services, products, and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results to differ materially from those contemplated by such forward-looking statements include without limitation:

1. Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;

2. Our ability to generate customer demand for our products;

3. The intensity of competition; and

4. General economic conditions.

     All written and oral forward-looking statements made in connection with the Presentation that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Securities.

     The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.




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Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

(b)  Pro forma financial information. - not applicable.

(c)  Exhibits

Exhibit
Number        Description
------------------------------------------------------------------------------

10.1 Form of 10% Secured Convertible Debenture

10.2 Form of Warrant

10.3 Form of Security Agreement

10.4 Form of Registration Rights Agreement

10.5 Form of Subscription Agreement dated June 10, 2008, by and between the Company and the investor party thereto.

99.1 Presentation









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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Perf-Go Green Holdings, Inc.


June 17, 2008                   By:  /s/ Anthony Tracy
                                   -------------------------
                                    Anthony Tracy
                                    President










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